Exhibit 21

                                 SUBSIDIARY LIST
                               AS OF JUNE 30, 2001

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NAME                                                                STATE/ COUNTRY                    FICTITIOUS NAMES:
----                                                                --------------                    -----------------
Overall Parent Company:
  Rural/Metro Corporation                                            Delaware

Subsidiaries of Rural/Metro Corporation (Delaware):
  Aid Ambulance at Vigo County, Inc.                                 Indiana
  Ambulance Transport Systems, Inc.                                  New Jersey
  Donlock, Ltd.                                                      Pennsylvania        Rural/Metro Medical Services
  Medical Emergency Devices and Services (MEDS), Inc.                Arizona             MEDS
  Metro Care Corp.                                                   Ohio
  MO-RO-KO, Inc.                                                     Arizona
  Multi-Care Medical Car Service, Inc.                               New Jersey
  Multi-Health Corp.                                                 Florida
  Myers Ambulance Service, Inc.                                      Indiana
  North Miss. Ambulance Service, Inc.                                Mississippi         Rural/Metro Ambulance
  Professional Medical Services, Inc.                                Arkansas
  RMFD of New Jersey, Inc.                                           Delaware
  R/M Partners, Inc.                                                 Delaware
  Rural/Metro Communications Services, Inc.                          Delaware
  Rural/Metro Corporation                                            Arizona             Rural/Metro Ambulance
  Rural/Metro International, Inc.                                    Delaware
  Rural/Metro Logistics, Inc.                                        Delaware
  Rural/Metro Mid-Atlantic, Inc.                                     Delaware
  Rural/Metro of Colorado, Inc.                                      Delaware
  Rural/Metro of Greater Seattle, Inc.                               Washington          Shannon Ambulance; Rural/Metro Ambulance
  Rural/Metro of Southern Ohio, Inc.                                 Ohio                Rural/Metro Ambulance; City Wide Ambulance
                                                                                         Service
  SW General, Inc.                                                   Arizona             Southwest Ambulance; Southwest Ambulance,
                                                                                         Inc.; Southwest Transportation Services;
                                                                                         Southwest Medical Services
  South Georgia Emergency Medical Services, Inc.                     Georgia
  Southwest Ambulance of Casa Grande, Inc.                           Arizona             Southwest Ambulance and Rescue of Arizona;
                                                                                         SWARA
  Southwest General Services, Inc.                                   Arizona             CareTrans; CareTrans Medicoach Services; SW
                                                                                         General Services, Inc.
  The Aid Company, Inc.                                              Indiana

Subsidiaries of Rural/Metro Corporation (Arizona):
  Coronado Health Services, Inc.                                     Arizona
  R/M Management Co., Inc.                                           Arizona
  R/M of Mississippi, Inc.                                           Delaware
  R/M Servicios de Salud e Incendios (Bolivia) S.A. (2%)             Bolivia
  RMC Corporate Center, L.L.C. (1%)                                  Arizona
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
  RMC Insurance Ltd.                                                 Barbados
  Rural/Metro Corporation of Florida                                 Florida             Rural/Metro Ambulance
  Rural/Metro Corporation of Tennessee                               Tennessee
  Rural/Metro Fire Dept., Inc.                                       Arizona             Rural/Metro Fire Dept.; Rural/Metro Fire
                                                                                         Department
  Rural/Metro of Alabama, Inc.                                       Delaware
  Rural/Metro of Arkansas, Inc.                                      Delaware
  Rural/Metro of California, Inc.                                    Delaware
  Rural/Metro of Georgia, Inc.                                       Delaware
  Rural/Metro of Indiana, Inc.                                       Delaware
  Rural/Metro of Kentucky, Inc.                                      Delaware
  Rural/Metro of Nebraska, Inc.                                      Delaware
  Rural/Metro of New York, Inc.                                      Delaware
  Rural/Metro of Ohio, Inc.                                          Delaware
  Rural/Metro of Oregon, Inc.                                        Delaware
  Rural/Metro of South Carolina, Inc.                                Delaware
  Rural/Metro of South Dakota, Inc.                                  Delaware
  Rural/Metro Protection Services, Inc.                              Arizona
  Rural/Metro Texas Holdings, Inc.                                   Delaware
  W & W Leasing Company, Inc.                                        Arizona

Subsidiaries of Aid Ambulance at Vigo County, Inc:
  Rural/Metro of Indiana II, L.P. (99%)                              Delaware            Rural/Metro Ambulance

Subsidiaries of Ambulance Transport Systems, Inc.:
  Keefe & Keefe Ambulette, Ltd.                                      New York            Rural/Metro
  Keefe & Keefe, Inc.                                                New York            Rural/Metro Ambulance

Subsidiaries of Keefe & Keefe, Inc.:
  Multi Cab Inc.                                                     New Jersey
  Multi-Care International, Inc.                                     New Jersey

Subsidiaries of MO-RO-KO, Inc.:
  Southwest Ambulance of Tucson, Inc.                                Arizona             Southwest Ambulance of Tucson

Subsidiaries of North Miss. Ambulance Service, Inc.:
  Rural/Metro Mid-South, L.P. (99%)                                  Delaware            Rural/Metro Ambulance

Subsidiaries of R/M Management Co., Inc.:
  R/M Servicios de Salud e Incendios (Bolivia) S.A. (2%)             Bolivia

Subsidiaries of R/M Partners, Inc.:
  Rural/Metro Mid-Atlantic II, Inc. (50%)                            Delaware            Rural/Metro Ambulance; May Medical
                                                                                         Transport; Mobile Medical Transportation;
                                                                                         Choice American Ambulance; Metropolitan
                                                                                         Ambulance; Absolute Care Ambulance
  We Care Bus Transportation, Inc. (33%)                             New York
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
  We Care Transportation, Inc. (33%)                                 New York

Subsidiaries of Rural/Metro Mid-Atlantic II, Inc.:
  Mobile Medical Transportation, Inc.                                Maryland            Rural/Metro Ambulance; Metropolitan
                                                                                         Ambulance
Subsidiaries of Mobile Medical Transportation, Inc.:
  Choice American Ambulance Service, Inc.                            Virginia            Rural/Metro Ambulance

Subsidiaries of RMC Insurance, Ltd.:
  RMC Corporate Center, L.L.C. (99%)                                 Arizona

Subsidiaries of R/M of Mississippi, Inc.:
  Rural/Metro of Mississippi, Inc.                                   Delaware

Subsidiaries of Rural/Metro Corporation of Florida:
  Rural/Metro of North Florida, Inc.                                 Florida             Rural/Metro Ambulance

Subsidiaries of Rural/Metro Corporation of Tennessee:
  R/M of Tennessee G.P., Inc.                                        Delaware
  R/M of Tennessee L.P., Inc.                                        Delaware

Subsidiaries of R/M of Tennessee G.P., Inc.:
  Rural/Metro Mid-South, L.P. (1%)                                   Delaware            Rural/Metro Ambulance
  Rural/Metro of Tennessee, L.P. (1%)                                Delaware            Rural/Metro Ambulance

Subsidiaries of R/M of Tennessee L.P., Inc.:
  Rural/Metro of Tennessee, L.P. (99%)                               Delaware            Rural/Metro Ambulance

Subsidiaries of Rural/Metro Logistics, Inc.:
  Rural/Metro Hospital Services, Inc:                                Delaware

Subsidiaries of Rural/Metro of Alabama, Inc.:
  Medstar Emergency Medical Services, Inc.                           Delaware
  RISC America Alabama Fire Safety Services, Inc.                    Delaware
  Rural/Metro of Central Alabama, Inc.                               Delaware            Rural/Metro Ambulance

Subsidiaries of Rural/Metro of California, Inc.:
  Rural/Metro of San Diego, Inc.                                     California          Rural/Metro Medical Services

Subsidiaries of Rural/Metro of San Diego, Inc.
  San Diego Medical Services Enterprise, LLC (50%)                   California          San Diego Medical Services Enterprise
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
Subsidiaries of Rural/Metro of Colorado, Inc.:
  Rural/Metro of Central Colorado, Inc.                              Delaware            Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Georgia, Inc.:
  Coastal EMS, Inc.                                                  Georgia
  E.M.S. Ventures, Inc.                                              Georgia             Rural/Metro Ambulance; Medi-Cab
  Medi-Cab of Georgia, Inc.                                          Delaware

Subsidiaries of Rural/Metro of Indiana, Inc.:
  The Aid Ambulance Company, Inc.                                    Delaware

Subsidiaries of The Aid Ambulance Company, Inc.:
  Rural/Metro of Indiana, L.P. (1%)                                  Delaware            Rural/Metro Ambulance
  Rural/Metro of Indiana II, L.P. (1%)                               Delaware            Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Kentucky, Inc.:
  Mercury Ambulance Service, Inc.                                    Kentucky            Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Nebraska, Inc.:
  Eastern Ambulance Service, Inc.                                    Nebraska            Rural/Metro Ambulance

Subsidiaries of Eastern Ambulance Service, Inc.:
  Eastern Ambulance Service, Inc. - Lincoln (50%)                    Nebraska

Subsidiaries of Rural/Metro of New York, Inc.:
  Corning Ambulance Service Inc.                                     New York            Rural/Metro Medical Services; Rural/Metro
                                                                                         Protection Services; Southern Tier Security
                                                                                         Systems
  Eastern Paramedics, Inc.                                           Delaware            Rural/Metro Medical Services
  LaSalle Ambulance, Inc.                                            New York            Rural/Metro Medical Services
  Rural/Metro of Rochester, Inc.                                     New York            Rural/Metro Medical Services
  Towns Ambulance Service, Inc.                                      New York            Rural/Metro Medical Services

Subsidiaries of Rural/Metro of Rochester, Inc.:
  Beacon Transportation, Inc.                                        New York            Rural/Metro Medical Services
  National Ambulance & Oxygen Service, Inc.                          New York            Rural/Metro Medical Services

Subsidiaries of Rural/Metro of Ohio, Inc.:
  Gold Cross Ambulance Services, Inc.                                Delaware            Rural/Metro Ambulance
  Rural/Metro of Central Ohio, Inc.                                  Delaware            Rural/Metro Ambulance
  Rural/Metro of Northern Ohio, Inc.                                 Delaware            Rural/Metro Ambulance; Rural/Metro
                                                                                         Helpline; Metro Ambulance
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
Subsidiaries of Gold Cross Ambulance Services, Inc.:
  Gold Cross Ambulance Service of Pa., Inc.                          Ohio                Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Central Ohio, Inc.:
  American Limousine Service, Inc.                                   Ohio

Subsidiaries of Rural/Metro of Oregon, Inc.:
  Valley Fire Service, Inc.                                          Delaware            Rural/Metro Fire Dept.; Rural/Metro Fire
                                                                                         Department; Valley Fire Service
Subsidiaries of Rural/Metro of South Carolina, Inc.:
  EMS Ventures of South Carolina, Inc.                               South Carolina      Rural/Metro Ambulance

Subsidiaries of Rural/Metro of South Dakota, Inc.:
  Medical Transportation Services, Inc.                              South Dakota

Subsidiaries of Medical Transportation Services, Inc.:
  Sioux Falls Ambulance, Inc.                                        South Dakota        Rural/Metro Ambulance

Subsidiaries of Rural/Metro Texas Holdings, Inc.:
  R/M of Texas G.P., Inc.                                            Delaware
  Rural/Metro of Arlington, Inc.                                     Delaware            Rural/Metro Ambulance
  Rural/Metro of Texas, Inc.                                         Delaware

Subsidiaries of R/M of Texas G.P., Inc.:
  Rural/Metro of North Texas, L.P. (1%).                             Delaware            Rural/Metro Ambulance; Medstar
  Rural/Metro of Texas, L.P. (1%)                                    Delaware            Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Texas, Inc.:
  Rural/Metro of North Texas, L.P. (99%).                            Delaware            Rural/Metro Ambulance; Medstar
  Rural/Metro of Texas, L.P. (99%)                                   Delaware            Rural/Metro Ambulance

Subsidiaries of Southwest Ambulance of Casa Grande, Inc.:
  Southwest Ambulance and Rescue of Arizona, Inc.                    Arizona             Southwest Ambulance and Rescue of Arizona;
                                                                                         SWARA
Subsidiaries of Southwest General Services, Inc.:
  Southwest General Services of Dallas, LLC (19.9%)                  Delaware

Subsidiaries of The Aid Company, Inc.:
  Rural/Metro of Indiana, L.P. (99%)                                 Delaware            Rural/Metro Ambulance
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
INTERNATIONAL:

Subsidiaries of Rural/Metro International, Inc.:
  R/M Servicios de Salud e Incendios (Bolivia) S.A. (96%)            Bolivia
  Rural/Metro Argentina, L.L.C.                                      Arizona
  Rural/Metro Brasil, L.L.C.                                         Arizona
  Rural/Metro Netherlands Holdings, B.V.                             Netherlands
  Rural/Metro of Argentina, Inc.                                     Delaware
  Rural/Metro of Argentina S.A. (1%)                                 Argentina
  Rural/Metro of Brasil, Inc.                                        Delaware

Subsidiaries of R/M Servicios de Salud e Incendios (Bolivia) S.A.:
  Unidad de Emergencias Medicas S.R.L.                               Bolivia

Subsidiaries of Rural/Metro Argentina, L.L.C.:
  Rural/Metro Inversora, SRL                                         Argentina

Subsidiaries of Rural/Metro Inversora, SRL:
  Samti Sala Movil de Terapia Intensiva SRL                          Argentina
  Screen Medico S.A.                                                 Argentina
  Instituto de Investigaciones del Corazon Inicor S.A.               Argentina

Subsidiaries of Rural/Metro Brasil, L.L.C.:
  Line of Duty, Ltda (90.7%)                                         Brazil

Subsidiaries of Rural/Metro Netherlands Holdings B.V.:
  Rural/Metro of Argentina S.A. (99%)                                Argentina

Subsidiaries of Rural/Metro of Argentina S.A.:

  ECCO S.A.                                                          Argentina

Subsidiaries of Rural/Metro of Argentina, Inc.:
  Line of Duty, Ltda (9%)                                            Brazil

Subsidiaries of Rural/Metro of Brasil, Inc.:
  Line of Duty, Ltda (0.3%)                                          Brazil
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                              LIMITED PARTNERSHIPS

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NAME                                                                 STATE
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
Rural/Metro Mid-South, L.P.                                          Delaware            Rural/Metro Ambulance
Rural/Metro of Tennessee, L.P.                                       Delaware            Rural/Metro Ambulance
Rural/Metro of Indiana, L.P.                                         Delaware            Rural/Metro Ambulance
Rural/Metro of Indiana II, L.P.                                      Delaware            Rural/Metro Ambulance
Rural/Metro of North Texas, L.P.                                     Delaware            Rural/Metro Ambulance; Medstar
Rural/Metro of Texas, L.P.                                           Delaware            Rural/Metro Ambulance

                                      LLCS

RMC Corporate Center, L.L.C.                                         Arizona
  Members: RMC Insurance Ltd. (99%)
           Rural/Metro Corporation, an Arizona corporation (1%)

Rural/Metro Argentina, L.L.C.                                        Arizona
  Member:  Rural/Metro International, Inc.

Rural/Metro Brasil, L.L.C.                                           Arizona
  Member:  Rural/Metro International, Inc.

San Diego Medical Services Enterprise, LLC                           California
  Members: Rural/Metro of San Diego, Inc. (50%)
           City of San Diego (50%)

Southwest General Services of Dallas, L.L.C.                         Delaware
  Members: Southwest General Services, Inc. (19.9%)
           Patrick E. Cantelme (80.1%)
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